CACB Profile

- Nasdaq: CACB
- Assets: $2.27 Billion
- Institutional Ownership: 28%
- Insider Ownership: 24%


PORTLAND
Professional Business Center
SALEM
3 Branches
OREGON
BEND
11 Branches
BOISE
12 Branches
MEDFORD / GRANTS PASS
5 Branches
IDAHO

- Oregon & Idaho
- 32 Branches/500 Employees
- 30 years serving local business & consumers
- History of top-tier performance

- <u>Strategic Highlights:</u>
- Attractive growth markets
- Top core deposit franchise
- Differentiate our delivery with the caliber and credibility of bankers
- Scalable infrastructure

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Ownership data per SNL Financial as of 12/2/09

Top Growth Market Footprint


Deposit Market-Share Weighted Population Change
2009-2014
(% by county)
2x Average Northwest Average Bank CAGR
3x National Average Bank CAGR
2.66%
Cascade
Average Northwest CAGR 1.29%
Average National CAGR 0.91%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
Cascade Bancorp
Horizon Financial Corp.
Heritage Financial Corp.
CityBank
Cascade Financial
Frontier Financial Corp.
Washington Banking
West Coast Bancorp
Columbia Banking
AmericanWest Bancorp
Umpqua Holdings Corp.
PremierWest Bancorp
Columbia Bancorp
Banner Corp.
Cowlitz Bancorp
Sterling Financial Corp.
Pacific Continental

Deposit - Weighted Population CAGR 2009-2014. All public banks on the Pacific Northwest ex M&A targets; assets $2B - $10B, franchise footprint population growth by county (population growth is aggregate change, uses the aggregated population numbers based on the fraction of in market deposits the company has within a county) weighted by franchise deposits

Sources: SNL Financial LC. FDIC Deposit Data as of 6/30/2009. ESRI data based on ESRI ® White Paper May 2009. Demographic data is provided by ESRI based primarily on US Census data. For non-census year data, ESRI uses samples and projections to estimate the demographic data.

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Franchise Positioning

DEPOSIT FRANCHISE

Deposit Market Share
for all counties within the CACB footprint

2009 Rank	Institution (ST)	Type	Number Branches	Total Deposits in Market ($000)	Total Market Share (%)
1	U.S. Bancorp (MN)	Bank	110	6,364,016	18.53
2	Bank of America Corp. (NC)	Bank	42	5,872,900	17.10
3	Wells Fargo & Co. (CA)	Bank	84	5,490,942	15.99
4	KeyCorp (OH)	Bank	40	2,699,407	7.86
5	JPMorgan Chase & Co. (NY)	Bank	62	2,362,602	6.88
6	**Cascade Bancorp (OR)**	**Bank**	**32**	**1,957,010**	**5.70**
7	Umpqua Holdings Corp. (OR)	Bank	33	1,278,788	3.72
8	Washington Federal Inc. (WA)	Bank	17	742,845	2.16
9	West Coast Bancorp (OR)	Bank	23	674,304	1.96
10	Premier West Bancorp (OR)	Bank	14	563,122	1.64
11	Sterling Financial Corp. (WA)	Bank	19	520,988	1.52
12	Home Federal Bancorp (ID)	Bank	21	512,775	1.49
13	BNP Paribas Group	Bank	12	442,185	1.29
14	Liberty Financial Group Inc. (OR)	Bank HC	10	440,243	1.28
15	Zions Bancorp (UT)	Bank	11	290,526	0.85
	Other Institutions in Market (33)		115	4,136,339	12.04
	Total for Institutions in Market		**645**	**34,348,992**	**100.00**

Big Banks 2/3 of market

- Leading community bank deposit market share
- Capacity to grow with existing infrastructure
- Positioned to compete with large banks

Source: Federal Deposit Insurance Corporation

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Highly Valuable Deposit Franchise

- CACB - historically among lowest cost of funds (COF) nationally & regionally
- Low COF and non- interest deposits leads to strong net interest margin (NIM)

Percentile vs. National Peers (Per UBPR Database)

	2008	Prior 4 Years	Prior 5-13 Years
Non Interest Checking to Avg Assets	90%	93%	94%
COF Interest Bearing Deposits	7%	9%	2%
Net Interest Margin	91%	94%	98%

Cost of Deposits vs. Regional Peers


3.0
2.5
2.0
1.5
1.0
FY 06
FY 07
FY 08
1Q09
2Q09
3Q09
Northwest Peer Median
CACB

Source: SNL Financial & UBPR database
Northwest Peers consist of select WA, OR & ID banks with assets $1 – $12 billion
UBPR peers represent all nationwide banks with assets $1-3 billion

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Deposit Profile

September 30, 2009


Customer Time
27.7%
Wholesale Time
9.0%
Non Int.
Checking
23.3%
Int. Bearing
Dmd & Svngs
40.0%

Sustainable Advantage

- Long-standing focus on deposits
  - Executive level Chief Deposit Officer (CDO) > 5 years
  - Dedicated deposit team of 24 FTE
- Disciplined focus on profitable deposit sectors
  - Small business & professional
  - Public entities & sub-districts
  - Not-for-profit & associations
- Large-bank technology & products
  - Internet treasury/cash management
    - Sweep, remote deposit, fraud protection
- Differentiate in delivery & service
  - Deposit product expertise

Source: Management reports as of 9/30/2009, FTE = full time employees

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Loan Portfolio Profile

Portfolio at Sept 30, 2009


CRE - Non-Owner Occupied 19.2%
CRE - Owner Occupied 21.2%
Consumer 8.9%
Construction 15.6%
Land & Develop 8.0%
Commercial 27.1%

Loan Portfolio by Region


Southern Oregon 13.3%
Central Oregon 35.1%
Northwest Oregon 24.2%
Idaho 27.4%

Significant reductions in Land Development & Construction Loans


December 2007 vs. September 2009
($ millions)
700
600
500
400
300
200
100
0
(25%)
(57%)
(31%)
10%
12%
8%
C&I
Land Dev.
Construction
CRE OO
CRE NOO
Consumer
Dec-07
Sep-09

Source: Company 10Q filing as of 9/30/09 & management reports

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Cycle-to-Date Net Credit Losses by Loan Type
(Q4 2007 – Q3 2009)

	Loan Balances at 9/30/09 (3)		NPA's Incl OREO		> 30 Days PD		Cumulative Net Credit Losses(2)		
	$ Mil	% Total	$ Mil	% Related Portfolio	$ Mil	% Related Portfolio	$ Mil	% 12/07 Balance	% Total Losses
Land Development Related(1)	**$211.7**	***12.6%***	**$116.8**	***55.2%***	**$1.1**	***0.50%***	**$128.4**	**33.8%**	***76.1%***
Comm'l & Residential Construction	$204.3	*12.2%*	$26.1	*12.8%*	$0.0	*0.00%*	$8.2	2.7%	*4.9%*
CRE & Multifamily	$681.7	*40.6%*	$30.8	*4.5%*	$0.8	*0.12%*	$8.9	1.5%	*5.3%*
C&I (1)	$430.6	*25.7%*	$22.7	*5.2%*	$2.5	*0.57%*	$15.8	2.6%	*9.4%*
Other	$150.0	*8.9%*	$0.9	*0.6%*	$0.3	*0.23%*	$7.5	5.3%	*4.3%*
Total	**$1,678.3**	***100.0%***	**$197.3**	***11.8%***	**$4.7**	***0.28%***	**$168.8**	**8.3%**	***100.0%***

- 2.5% cycle-to-date cumulative loss on loans other than land development related

(1) Unsecured to Developers of $21.1M at 9/30/09 is reclassified from C&I to Land Development Related
(2) Cumulative Net Credit Losses include Net Charge Offs and Write Downs Cycle to Date (Q4/07 thru Q3/09)
(3) Excludes deferred loan fees

Source: Management reports as of 9/30/2009

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Non-Performing Asset Trends


Average NPA carried at:
27.2% of original appraisal
48.6% of original loan
$ Millions
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
Total NPA's
New NPA's
Charge-offs / write downs
$55.7
$96.0
$127.1
$109.1
$159.4
$217.3
$204.1
$197.3
$41.4
$50.6
$46.0
$16.1
$124.4
$84.0
$43.6
$41.2
$6.5
$4.3
$10.0
$8.4
$69.0
$13.4
$38.4
$33.6
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09

NPA Trends	Q4 07	Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09	Q3 09
BOP Non-Performing Assets	$21.5	$55.7	$96.0	$127.1	$109.1	$159.4	$217.3	$204.1
New NPA's	$41.4	$50.6	$46.0	$16.1	$124.4	$84.0	$43.6	$41.2
Charge Offs and Write Downs	$6.5	$4.3	$10.0	$8.4	$69.0	$13.4	$38.4	$33.6
Resolutions								
Sold	$0.0	$1.7	$1.6	$2.1	$2.0	$0.9	$4.3	$13.0
Paid Off	$0.4	$4.3	$3.3	$7.4	$3.1	$11.8	$13.8	$0.0
Returned to Accrual Status	$0.3	$0.0	$0.0	$16.2	$0.0	$0.0	$0.3	$1.4
Total Resolutions	$0.7	$6.0	$4.9	$25.7	$5.1	$12.7	$18.4	$14.4
EOP Non-Performing Assets	$55.7	$96.0	$127.1	$109.1	$159.4	$217.3	$204.1	$197.3

Source: Management reports as of 9/30/2009, BOP and EOP represent beginning of period and end of period, respectively

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CRE and C&I – Granular and Diverse

Loan Size Stratification

Loan Strata	CRE	C&I
< $1MM	41.8%	58.0%
$1MM - $4.99MM	45.7%	26.5%
$5MM - $9.99MM	9.0%	6.6%
$10MM and Over	3.5%	8.9%
Average Loan Size	$0.6 Mill	$0.2 Mill

Regional Diversification

Region	CRE	C&I
Central OR	38.1%	32.8%
Idaho	22.7%	30.1%
Northwest OR	21.4%	27.2%
Southern OR	17.8%	9.9%
% Total Loans	40%	27%

Commercial Real Estate Loans

- $682 million or 40% of Loans
- 88% of CRE under $5 Million
- Average Loan $0.6 Million
- 52% Owner Occupied

Commercial & Industrial Loans

- $452 million or 27% of Loans
- 85% under $5 Million
- Average Loan $0.2 Million

Source: Management reports as of 9/30/09

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Improvements to Credit Risk Management

- Disciplined credit concentration risk profile
  - Strategic reduction of ADC
- New Chief Credit Officer – Michael Allison:
  - Managerial strength and 32 years experience (BofA/Seafirst/ WM)
- Centralize Credit Administration & Credit Approval
- Additional levels of executive oversight in credit approval and monitoring
- Lower bank "house" limit
- Lower officer lending limits

Source: Company Management

Executive Management

Name	Title	Yrs. at BOTC	Total Years Experience	Age
Patricia L. Moss	Chief Executive Officer	33	33	56
Greg Newton	Chief Financial Officer	12	35	58
Mike Delvin	President, Chief Operating Officer	11	35	61
Michael Allison	Chief Credit Officer	6 Mo.	32	53
Peggy Biss	Chief Human Resources Officer	31	32	51
Debbie Amerongen	EVP, Chief Deposit Officer	13	28	52
Julie Miller	EVP, Central Oregon Region	14	30	49
Mike Mooney	EVP, Idaho Region	4	30	58
Walt Krumbholz	EVP, NW Oregon Region	6	30	58
Bill Haden	EVP, Southern Oregon Region	7	35	61
Frank Wheeler	EVP, Mortgage	12	35	62
Average		13	32	56

- **Experienced leadership with extensive knowledge of northwest markets**
- **Interests of board of directors and management aligned with shareholders**

Source: Management reports

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As Adjusted Capital Impact

Summary Balance Sheet ($000's)	As Reported Sept. 30, 2009	Stock Issuance	TPS Exchange	Def Tax Allowance	As Adjusted Sept 30, 2009
Cash and cash equivalents	$340,507	$147,000 A	($16,000) B		$471,507
Investments	112,805				112,805
Net Loans	1,622,617				1,622,617
Other Assets	196,118		(2,058) C	(34,600) D	159,460
Total Assets	$2,272,047	$147,000	($18,058)	($34,600)	$2,366,389
Deposits	$1,842,965				$1,842,965
Borrowings	313,513		($68,558) E		244,955
Accrued int. & other liabilities	22,482		19,447 F		41,929
Total Liabilities	2,178,960		(49,111)		2,129,849
Stockholders' Equity					
Common Stock	159,312	147,000 A			306,312
Accumulated Deficit	(67,752)		31,053 G	(34,600) D	(71,299)
Accum Other Comp Income	1,527				1,527
Total Stockholders' Equity	93,087	147,000	31,053	(34,600)	236,540
Total Liabilities & Stockholders' Equity	$2,272,047	$147,000	($18,058)	($34,600)	$2,366,389

A - Estimated proceeds of $158 million capital issuance, net of $11 million of issuance costs

B - $13.3 million + costs to exchange/redeem $68.6 million outstanding TPS debentures.

C - TPS held by company and retired as part of exchange transaction.

D - Potential full deferred tax valuation allowance.

E - Total TPS outstanding and retired as part of exchange transaction.

F - $20.7 million taxes payable on the TPS exchange gain, net of $1.3 million TPS accrued interest forgiven.

G - $31.1 million net after-tax gain on TPS exchange.

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As Adjusted Capital Position

Capital Ratios

Capital Ratios	September 30, 2009	
Bancorp	As Reported	As Adjusted (1)
Tier 1 Leverage Ratio	4.22%	9.45%
Tier 1 Risk Based Capital	5.38%	11.92%
Total Risk Based Capital	8.61%	13.21%
Bank		
Tier 1 Leverage Ratio	5.76%	10.18%
Tier 1 Risk Based Capital	7.34%	12.83%
Total Risk Based Capital	8.61%	14.10%

As Adjusted Bank Regulatory Ratios*



16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
10.18%
5.00%
12.83%
6.00%
14.10%
10.00%
Tier 1 Leverage
Tier 1 Risk Based
Total Risk Based
BOTC
Well Capitalized

CAPITAL POSITION

(1)Assumes issuance of stock in public offering and private placement, TPS transaction and potential full allowance against deferred tax asset, as described on page 17
**Represents bank level regulatory capital ratios*
Source: Company management & 10Q filing as of 9/30/09
Note – bank must maintain a tier 1 leverage ratio of 10% or higher in order to be considered "well capitalized" under their regulatory order

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As Adjusted Capital Ratios vs. NW peer banks

Northwest Banks $1 Billion to $5 Billion — BANK LEVEL at Sept 30, 2009 (OR, WA, ID, MT)

Bank Name	Total Assets ($Mil)	ST	Total Risk Based Capital Ratio	Tier 1 Leverage Ratio	Tier 1 Risk Based Ratio	Equity Cap/ Total Assets
Columbia State Bank (COLB)	$3,166	WA	15.68	12.02	14.40	14.82
Bank of the Cascades – As Adjusted	**$2,366**	**OR**	**14.10**	**10.18**	**12.83**	**10.73**
Washington Trust Bank	$3,911	WA	13.25	10.88	11.99	10.25
Pacific Continental Bank	$1,151	OR	11.79	9.57	10.54	11.13
Panhandle State Bank	$1,057	ID	12.81	9.44	11.55	10.58
Banner Bank	$4,592	WA	12.02	9.18	10.76	9.33
Cascade Bank	$1,646	WA	12.86	8.94	11.60	9.70
Peoples Bank	$1,147	WA	12.52	8.87	11.27	9.06
Cashmere Valley Bank	$1,053	WA	13.36	7.75	12.10	8.57
West Coast Bank	$2,649	OR	10.75	7.64	9.49	7.78
PremierWest Bank	$1,713	OR	9.72	7.20	8.44	12.19
City Bank	$1,219	WA	8.95	6.19	7.64	6.13
HomeStreet Bank	$3,207	WA	9.26	5.17	7.97	5.39
AmericanWest Bank	$1,762	WA	5.71	3.86	4.44	4.58
Frontier Bank	$3,767	WA	5.35	3.19	4.06	3.34
Columbia River Bank	$1,062	OR	4.65	2.54	3.39	2.59
Horizon Bank	$1,300	WA	1.98	0.77	0.99	0.95
Average (Excl BOTC)	**$2,149,965**		**10.00**	**7.05**	**8.75**	**7.87**
Bank of the Cascades – as adjusted [(1)]			**14.10**	**10.18**	**12.83**	**10.73**
Rank – as adjusted			**2**	**3**	**2**	**4**

(1) Assumes issuance of stock in public offering and private placement, TPS transaction and full allowance against deferred tax asset for regulatory reporting.
Source: SNL Financial & Management reports

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Near - Term Opportunities to Enhance Shareholder Value


5.00%
4.00%
3.00%
2.00%
3.49%
0.35%
0.57%
0.40%
4.82%
YTD Q3/09 Avg NIM
Plus: Securities Purchased w/ Net Proceeds Capital Raise
Plus: Reduce Wholesale Funding With Excess Liquidity
Plus: Normalize NPA's
As Adjusted NIM

15 year average NIM = 6.45%

Build up - Pre-tax, Pre-Provision Earnings


$60
$40
$20
$0
$8
$6
$12
$8
$24
$58
YTD Q3/09 PTPP Run Rate
Plus: Investment Of Excess Liquidity
Plus: Replace Wholesale Funding
Plus: Normalize NPL's
Plus: Normalized OREO & Collection & FDIC
As Adjusted Pre-tax Pre-Provision Earnings

Source: Company management as of 9/30/09

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Long - Term Opportunities to Enhance Shareholder Value

- Core deposits rebound with economy and growth markets
- Capitalize on market dislocations
- Win deposit market share from large banks
- High quality loan growth
- Net interest margin expansion (1% = $21 million PTPP)
- Improving efficiency
- Leverage infrastructure

Multi-Year Operating Targets – Outperform Peers (3-5 years)

- Core deposit growth: 8%
- Loan growth: 8%
- Net Interest Margin: 5.25 to 5.50%
- Efficiency Ratio: < 55%
- ROA: 1.25% to 1.50%
- ROE: >10.00%

INVESTMENT OPPORTUNITY

Source: Company Management

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Compelling Investment Opportunity

Attractive valuation in fast growing Oregon and Idaho markets
15 year history as top performing bank
Highly valuable core deposit franchise
Credit challenges known and contained
Established and experienced management team
Clear path to improved pre-tax, pre-provision earnings

Source: Company Management